UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 6, 2017, Mark D. Boomgarden resigned from his position as the Vice President of Operations of Akoustis Technologies, Inc. (the “Company”), effective September 15, 2017. On September 28, 2017, the Company and Mr. Boomgarden entered into a Separation Agreement and General Release (the “Separation Agreement”). Subject to the terms of the Separation Agreement, the Company will not exercise its rights to repurchase 59,510 of the 98,510 unvested shares of the Company’s common stock previously awarded to Mr. Boomgarden under the Company’s equity incentive plans. However, Mr. Boomgarden has agreed not to sell, transfer, assign, pledge, or otherwise encumber or dispose of these shares without the Company’s prior written consent prior to the time that such shares would have vested had Mr. Boomgarden continued his employment with the Company. These shares would have vested between October 5, 2017 and September 9, 2018. The Company will repurchase the remaining 39,000 unvested shares pursuant to the terms of the applicable award agreements.

The Separation Agreement also contains certain additional provisions that are customary for agreements of this type, including confidentiality and non-disparagement covenants, as well as a general release of the Company against certain claims. In connection with the release of certain claims, Mr. Boomgarden can revoke the Separation Agreement no later than October 5, 2017. The Company has the right to recover (or “clawback”) any of the unvested shares not repurchased by the Company (or the proceeds from the sale of any such shares) if Mr. Boomgarden breaches any provisions of the Separation Agreement.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of September 25, 2017, by and between Akoustis Technologies, Inc. and Mark D. Boomgarden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
Name: Jeffrey B. Shealy
Title: Chief Executive Officer

Date:  September 29, 2017

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